NuScale Power Announces Leadership Updates NuScale Appoints Robert Ramsey Hamady as Chief Financial Officer; Elevates Clayton Scott to Chief Commercial Officer Announcement Follows Carl Fisher’s Appointment to Chief Operating Officer in July PORTLAND, Ore.-- NuScale Power Corporation (NYSE: SMR) today announced updates to its senior leadership team to support the Company as it advances in the manufacturing and commercial deployment phase of its VOYGR™ small modular reactor (SMR) power plants. Effective immediately, Robert Ramsey Hamady has been appointed Chief Financial Officer, succeeding Chris Colbert, who has departed the company. Hamady joins NuScale from U.S.-based finance firm Equify Financial, where he held the role of Chief Financial Officer (CFO). He will be responsible for NuScale’s financial strategies, planning and reporting, in addition to overseeing finance operations and investor relations. He will report to NuScale President and Chief Executive Officer John Hopkins and sit on the Company's leadership team. “As part of our long-term executive planning and succession strategy, NuScale has sought to identify a CFO optimally suited to support the business as it advances from research and development to commercialization as well as to address the tremendous opportunities ahead for NuScale’s SMR deployment,” said Hopkins. “We’re thrilled to welcome a seasoned financial leader like Ramsey to NuScale, whose extensive experience across public and private corporations as a CFO, investment banker, and asset manager will best support us during this important phase of our company’s development.” Hamady’s experience includes roles as a CFO, investment banker, and asset manager, possessing both U.S. public company and tier one financial institution experience. His career has focused on special situations, private and public corporate finance, reporting, risk management, and leading the institutionalization of high-growth firms engaged in transformative development. Hamady brings investment banking experience from roles at Lehman Brothers and J.P. Morgan and he previously served as an asset manager on behalf of private equity, sovereign wealth, ultra-high-net-worth family offices, and multilateral investment organizations. “NuScale is a trailblazing company that has the ability to reshape the energy sector, help combat climate change and fulfill our critical need for clean and reliable energy,”

said Hamady. “This is important work and I’m honored to be joining the company at such a critical and exciting part of its journey.” The Company also announced that Clayton Scott has been promoted to Chief Commercial Officer, after previously serving as NuScale’s Executive Vice President of Business Development. Scott joined NuScale in 2022 with diverse global business development experience and more than 40 years of professional work in the nuclear sector. In addition, as previously announced in July, NuScale appointed Carl Fisher as Chief Operating Officer. Fisher, who has more than two decades of experience in the nuclear space, leads NuScale’s operations, engineering, project management, quality assurance, information technology, and regulatory affairs functions. “The addition of Ramsey as CFO – alongside Clayton as our Chief Commercial Officer, who has played a pivotal role in building our robust customer pipeline, and Carl, NuScale’s new Chief Operating Officer, whose knowledge of the industry is unparalleled – ensures NuScale is well-positioned as we advance in our commercialization and project delivery efforts,” Hopkins said. He added: “NuScale is in a strong company position, ready to leverage these leadership updates and our industry-leading technology to capitalize on the incredible market opportunity before us. We wish Chris Colbert success on his future endeavors.” About NuScale Power NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon- free energy. The company’s groundbreaking VOYGR™ SMR plants are powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. Founded in 2007, NuScale is headquartered in Portland, Ore. To learn more, visit NuScale Power's website or follow us on Twitter, Facebook, LinkedIn and Instagram.

Forward Looking Statements This release may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical facts. These forward-looking statements are inherently subject to risks, uncertainties and assumptions. Actual results may differ materially as a result of a number of factors. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, NuScale’s results may differ materially from its expectations and projections. NuScale specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing NuScale’s assessments as of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Media Contact Diane Hughes, Vice President, Marketing & Communications, NuScale Power dhughes@nuscalepower.com (503) 270-9329 Investor Contact Scott Kozak, Director, Investor Relations, NuScale Power skozak@nuscalepower.com (541) 452-7583